# 订货单

需方：三明华健生物工程有限公司

供方：浦城正大生化有限公司

日期：2006 年 05 月 27 日

一、品种、规格、数量如下：

| 品种 | 规格 | 需求量（吨） | 单价（元/吨） | 总价（元） |
|---|---|---|---|---|
| 药渣 | | 125.6 | 268.48 | 33721.10 |
| 合计 | 33721.10 | | | |
| | 人民币叁万叁仟柒佰贰拾壹元壹角整 | | | |

二、交货地点：需方工厂

三、交货时间：自 2006 年 06 月 01 日至 2006 年 06 月 30 日。允许分次送货。

四、付款方式：需方收到货后，30 天内向供方支付货款。

五、运输费用：供方负责代办运输，供方负责承担运费，含在产品价格中。

六、其他约定事项：无

甲方单位：浦城正大生化有限公司
法定代表人签字：
地址：中国福建省浦城县正大路 305 号
电话：05992833347
开户行：浦城县建行
账号：350677408263005003

乙方单位：三明华健生物工程有限公司
法定代表人签字：
地址：福建省三明市三元区吉口工业开发区
电话：0598-8523617
开户行：中国农业银行三明市三元支行
账号：13-830101040006233